Exhibit 11(b)

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the report on Form N-CSR for the period ended February 29, 2004 of Empire Builder Tax Free Bond Fund (the "Registrant").

I, Seth M. Glickenhaus, the President of the Registrant, certify that, to the best of my knowledge,:

1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

       April 29, 2004
-------------------------------
Date


   /s/ Seth M. Glickenhaus
-------------------------------
Seth M. Glickenhaus
President


This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the report on Form N-CSR for the period ended February 29, 2004 of Empire Builder Tax Free Bond Fund (the "Registrant").

I, Troy A. Sheets, the Treasurer of the Registrant, certify that, to the best of my knowledge,:

3. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

4. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

         April 29, 2004
-----------------------------------
Date

        /s/ Troy A. Sheets
------------------------------------
Troy A. Sheets
Treasurer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.